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                                                                   EXHIBIT 10.85

                               IMPAC GROUP, INC.
                            1950 North Ruby Street
                         Melrose Park, IL  60160-1178


                                                                January 7, 1999



Richard H. Block
David C. Underwood
James H. Oppenheimer
Richard L. Oppenheimer
Dean J. Henkel
H. Scott Herrin
Melvin B. Herrin
Jacqueline Barry
Mary Francis Griffin
Dennis McGuin
John McInerny
Robert Eliason
Craig Wilson
Steven Frazier
Richard Mazurek

Ladies and Gentlemen:

     You are all parties to Employment, Non-Competition and Stock Repurchase Agreements or Agreements Relating to Employment and Stock Ownership (the "Agreements") with IMPAC Group, Inc., a Delaware corporation (the "Company").
-----------                                                        -------

     The Company is in the process of issuing $20,000,000 aggregate liquidation preference of Redeemable Preferred Stock, par value $.001 per share (the "Preferred Stock"). In connection with the issuance and sale of the Preferred
----------------
Stock, the Company intends to amend and restate its certificate of incorporation to read substantially in the form of the Fourth Amended and Restated Certificate of Incorporation attached to this letter as Annex A(the "Amended and Restated
                                            -------      --------------------
Charter").
-------

     The prospective purchasers of the Preferred Stock have requested that the Company's contingent obligation to repurchase your shares of Common Stock of the Company, and if applicable, any options to purchase Common Stock (the "Repurchase Obligation"), be made subject to satisfaction of a financial test
----------------------
and certain other conditions. This proposed financial test, which is based on satisfaction of a specified
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ratio of "Debt to Consolidated EBITDA", certain minimum EBITDA levels and certain other conditions, is set forth in Section 5.2(f) and Section 5.2(g) of the Charter.

     This letter will confirm your agreement to treat the Charter as a "Subordinating Agreement" for purposes of your Agreement, and accordingly that the Company's Repurchase Obligation will be subject to satisfaction of the applicable provisions of the Charter.


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     Promptly after the issuance and sale of the Preferred Stock the Company and each of you will enter into written amendments to your Agreements to reflect the terms of this letter agreement.

     Please sign where indicated below to confirm your agreement.

                                        Very truly yours,

                                        IMPAC GROUP, INC.



                                        By: /s/ David C. Underwood
                                            ------------------------------
                                        Name: David C. Underwood
                                        Title: Chief Financial Officer


Accepted and Agreed:


/s/ Richard H. Block                    /s/ David C. Underwood
-------------------------------------   --------------------------------------
Richard H. Block                        David C. Underwood


/s/ James H. Oppenheimer                /s/ Richard L. Oppenheimer
-------------------------------------   --------------------------------------
James H. Oppenheimer                    Richard L. Oppenheimer


/s/ Dean J. Henkel                      /s/ H. Scott Herrin
-------------------------------------   --------------------------------------
Dean J. Henkel                          H. Scott Herrin


/s/ Melvin B. Herrin                    /s/ Jacqueline Barry
-------------------------------------   --------------------------------------
Melvin B. Herrin                        Jacqueline Barry


/s/ Mary Francis Griffin                /s/ Dennis McGuin
-------------------------------------   --------------------------------------
Mary Francis Griffin                    Dennis McGuin


                                        /s/ Robert Eliason
-------------------------------------   --------------------------------------
John McInerney                          Robert Eliason
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/s/ Craig Wilson                        /s/ Steven Frazier
-------------------------------------   --------------------------------------
Craig Wilson                            Steven Frazier


/s/ Richard Mazurek
-------------------------------------
Richard Mazurek


Annex A          Draft of the Fourth Amended and Restated Certificate of
-------          Incorporation.